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                                                                      EXHIBIT 23


                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-34809) pertaining to the Tyler Corporation Stock Option Plan of our report dated March 6, 1998, with respect to the consolidated financial statements of Tyler Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 1997.


                                                         ERNST & YOUNG LLP


Dallas, Texas
March 23, 1998